SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant                         [x]
Filed by a Party Other than Registrant      [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only as listed by Rule 14a-6(e)(2)0
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Exchange Act rule 14a-11(c) or 14a-12

                           Tri-Continental Corporation
                (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than
                                 the Registrant)

Payment of Filing fee (Check the appropriate  box)
[x] No Fee  Required
[ ] Fee computed on table below
    Title of each class of securities to which transaction applies:
Aggregate Number of Securities to which transaction applies:
Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
Proposed maximum aggregate value of transaction: $
Total fee paid: $
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
Amount Previously Paid:  $_______________.
Form, Schedule or Registration Statement No.:  ________
Filing Party:

===============================================================================

                           Tri-Continental Corporation
                    100 Park Avenue, New York, New York 10017

                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2002

To the Stockholders:

     The 72nd Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the Hilton Hotel, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 on May 16, 2002 at 8:30 A.M., for the following purposes:

          (1)  To elect four Directors;

          (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2002; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof, including acting upon one shareholder proposal presented under the heading "Other Matters" in the Proxy Statement accompanying this Notice, if the proposal is brought before the Meeting;

all as set forth in the Proxy Statement accompanying this Notice.

     The close of business on March 21, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                      By order of the Board of Directors,

                                      /s/ Frank J. Nasta

                                      Secretary

Dated:  New York, New York, April 19, 2002


                                   ----------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND
    SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR
     YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
       IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION,
        WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. A PROXY
               WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                  April 19, 2002


                           Tri-Continental Corporation
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT
                                     FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2002

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation ("Tri-Continental" or the "Corporation") to be used at the 72nd Annual Meeting of Stockholders (the "Meeting") to be held in Woodcliff Lake, New Jersey on May 16, 2002. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 19, 2002.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of auditors, (iii) against the stockholder proposal and, (iv) at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on March 21, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 131,113,657 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

     In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 16, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

     The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report, if any, to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

     If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

     The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

     At the Meeting this year, four Directors are to be elected. Ms. Betsy S. Michel and Messrs. John E. Merow and James N. Whitson, each of whose term will expire at the 2002 Annual Meeting, and Mr. Paul C. Guidone, replacing Mr. James
C. Pitney, who having reached the age of 75, is retiring pursuant to Board policy at the 2002 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2005.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of Ms. Michel and Messrs. Guidone, Merow and Whitson. Ms. Michel has been a Director of the Corporation since 1985, Mr. Merow has been a Director of the Corporation since 1991 and Mr. Whitson has been a Director of the Corporation since 1993. Ms. Michel and Messrs. Merow and Whitson were last elected by Stockholders at the 1999 Annual Meeting.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

     Background information regarding Ms. Michel and Messrs. Guidone, Merow and Whitson, as well as the other Directors of the Corporation, follows.

                           TERM OF                                               NUMBER OF     OTHER DIRECTORSHIPS
                          OFFICE IF                                            PORTFOLIOS IN     HELD BY NOMINEE
                         ELECTED AND                                           FUND COMPLEX       NOT DISCLOSED
NAME (AGE) AND POSITION   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING      TO BE OVERSEEN     UNDER PRINCIPAL
   WITH CORPORATION*     TIME SERVED    PAST 5 YEARS AND OTHER INFORMATION      BY NOMINEE        OCCUPATION(S)
-----------------------  -----------    ----------------------------------    --------------   ------------------
INDEPENDENT DIRECTOR NOMINEES

  John E. Merow (72)     2002-2005;     Retired   Chairman   and   Senior            61                None
       DIRECTOR         1991 to Date    Partner,  Sullivan   &   Cromwell,
  [Photo Omitted]                       New  York,     NY      (law firm).
                                        Mr. Merow   is  a    Director   or
                                        Trustee of each of the  investment
                                        companies of the Seligman Group of
                                        Funds.+ He is also a  Director  of
                                        Commonwealth   Industries,    Inc.
                                        (manufacturers  of aluminum  sheet
                                        products),   the  Foreign   Policy
                                        Association,   the  Municipal  Art
                                        Society  of  New  York,  the  U.S.
                                        Council for International Business
                                        and     New      York-Presbyterian
                                        Hospital;  Vice  Chairman  of  New
                                        York-Presbyterian       Healthcare
                                        System,  Inc.; and a Member of the
                                        American Law Institute and Council
                                        on Foreign Relations.

 Betsy S. Michel (59)    2002-2005;     ATTORNEY,   GLADSTONE,   NJ.   Ms.           61              None
       DIRECTOR         1985 to Date    Michel is a Director or Trustee of
 [Photo Omitted]                        each  of  the investment companies
                                        of the  Seligman  Group of Funds.+
                                        She  is  also  a  Trustee  of  The
                                        Geraldine   R.  Dodge   Foundation
                                        (charitable  foundation) and World
                                        Learning,  Inc.  She was  formerly
                                        Chairman  of the Board of Trustees
                                        of St. George's  School  (Newport,
                                        RI);  and Director of the National
                                        Association of Independent Schools
                                        (Washington, DC).

                           TERM OF                                               NUMBER OF     OTHER DIRECTORSHIPS
                          OFFICE IF                                            PORTFOLIOS IN     HELD BY NOMINEE
                         ELECTED AND                                           FUND COMPLEX       NOT DISCLOSED
NAME (AGE) AND POSITION   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING      TO BE OVERSEEN     UNDER PRINCIPAL
   WITH CORPORATION*     TIME SERVED    PAST 5 YEARS AND OTHER INFORMATION      BY NOMINEE        OCCUPATION(S)
-----------------------  -----------    ----------------------------------    --------------   ------------------
 James N. Whitson (67)   2002-2005;     RETIRED  EXECUTIVE  VICE PRESIDENT           61                None
       DIRECTOR         1993 to Date    AND  CHIEF  OPERATING  OFFICER  OF
 [Photo Omitted]                        SAMMONS ENTERPRISES, INC., DALLAS,
                                        TX (DIVERSIFIED HOLDING  COMPANY).
                                        Mr.   Whitson  is  a  Director  or
                                        Trustee of each of the  investment
                                        companies of the Seligman Group of
                                        Funds.+ He is also a  Director  of
                                        C-SPAN (cable television networks)
                                        and CommScope,  Inc. (manufacturer
                                        of coaxial cable).


INTERESTED DIRECTOR NOMINEE

Paul C. Guidone** (44)   2002-2005     MANAGING    DIRECTOR   AND   CHIEF           60                None
   DIRECTOR NOMINEE                     INVESTMENT    OFFICER,    J.   &W.
 [Photo Omitted]                        SELIGMAN &  CO. INCORPORATED,  NEW
                                        YORK,  NY. Mr. Guidone is a member
                                        of the  Association  of Investment
                                        Management  and Research,  the New
                                        York Society of Security  Analysts
                                        and   the   London    Society   of
                                        Investment  Professionals.  He was
                                        formerly Deputy Chairman and Group
                                        Chief  Executive  Officer  of HSBC
                                        Asset  Management  and,  prior  to
                                        that,  Managing Director and Chief
                                        Investment  Officer of  Prudential
                                        Diversified Investments.

OTHER DIRECTORS

     The other Directors of the Corporation whose terms will not expire in 2002 are:

                           TERM OF                                               NUMBER OF     OTHER DIRECTORSHIPS
                           OFFICE                                              PORTFOLIOS IN     HELD BY DIRECTOR
                             AND                                               FUND COMPLEX       NOT DISCLOSED
NAME (AGE) AND POSITION   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN        UNDER PRINCIPAL
   WITH CORPORATION*     TIME SERVED    PAST 5 YEARS AND OTHER INFORMATION      BY DIRECTOR        OCCUPATION(S)
-----------------------  -----------    ----------------------------------    --------------   ------------------
INDEPENDENT DIRECTORS

  John R. Galvin (72)    2000-2003;     DEAN EMERITUS,  FLETCHER SCHOOL OF           61                None
       DIRECTOR         1995 to Date    LAW   AND   DIPLOMACY   AT   TUFTS
                                        UNIVERSITY, MED- FORD, MA. General
                                        Galvin is a Director or Trustee of
                                        each of the  investment  companies
                                        of the  Seligman  Group of Funds.+
                                        He is also  Chairman  Emeritus  of
                                        the  American  Council on Germany;
                                        and a Director of Raytheon Company
                                        (defense      and       commercial
                                        electronics), the National Defense
                                        University  and the  Institute for
                                        Defense Analyses.  He was formerly
                                        a  Governor   of  the  Center  for
                                        Creative Leadership; a Director of
                                        USLIFE      Corporation      (life
                                        insurance); Ambassador, U.S. State
                                        Department  for   negotiations  in
                                        Bosnia;    Distinguished    Policy
                                        Analyst at Ohio State  University;
                                        and Olin  Distinguished  Professor
                                        of  National  Security  Studies at
                                        the   United    States    Military
                                        Academy.  From  June  1987 to June
                                        1992,  he was the  Supreme  Allied
                                        Commander,    Europe    and    the
                                        Commander-in-Chief,  United States
                                        European Command.

 Alice S. Ilchman (67)   2001-2004;     PRESIDENT EMERITUS, SARAH LAWRENCE           61              None
       DIRECTOR         1990 to Date    COLLEGE,   BRONXVILLE,   NY.   Dr.
                                        Ilchman is a  Director  or Trustee
                                        of   each   of   the    investment
                                        companies of the Seligman Group of
                                        Funds.+  She is also  Director  of
                                        the     Jeannette     K.    Watson
                                        Fellowship;   a  Trustee   of  The
                                        Committee       for       Economic
                                        Development; and a Director of the
                                        Public Broadcasting Service (PBS).
                                        She was  formerly  the Chairman of
                                        The     Rockefeller     Foundation
                                        (charitable foundation); a Trustee
                                        of    The    Markle     Foundation
                                        (philanthropic organization);  and
                                        a  Director  of the  International
                                        Research   and   Exchange    Board
                                        (intellectual  exchanges)  and New
                                        York Telephone Company.

                           TERM OF                                               NUMBER OF     OTHER DIRECTORSHIPS
                           OFFICE                                              PORTFOLIOS IN     HELD BY DIRECTOR
                             AND                                               FUND COMPLEX       NOT DISCLOSED
NAME (AGE) AND POSITION   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN        UNDER PRINCIPAL
   WITH CORPORATION*     TIME SERVED    PAST 5 YEARS AND OTHER INFORMATION      BY DIRECTOR        OCCUPATION(S)
-----------------------  -----------    ----------------------------------    --------------   ------------------
Frank A. McPherson (68)  2001-2004;     RETIRED  CHAIRMAN OF THE BOARD AND           61                None
       DIRECTOR         1995 to Date    CHIEF    EXECUTIVE    OFFICER   OF
                                        KERR-MCGEE  CORPORATION,  OKLAHOMA
                                        CITY,  OK  (A  DIVERSIFIED  ENERGY
                                        COMPANY).   Mr.   McPherson  is  a
                                        Director or Trustee of each of the
                                        investment    companies   of   the
                                        Seligman  Group of  Funds.+  He is
                                        also a  Director  of  Conoco  Inc.
                                        (oil  and  gas   exploration   and
                                        production),    Integris    Health
                                        (owner of various hospitals),  BOK
                                        Financial (bank holding  company),
                                        Oklahoma  Chapter  of  the  Nature
                                        Conservancy,    Oklahoma   Medical
                                        Research   Foundation,   Boys  and
                                        Girls Clubs of Oklahoma,  Oklahoma
                                        City Public Schools Foundation and
                                        Oklahoma Foundation for Excellence
                                        in  Education.   He  was  formerly
                                        Chairman  of  the  Oklahoma   City
                                        Chamber  of   Commerce,   Integris
                                        Health  and  the   Oklahoma   City
                                        Public   Schools   Foundation;   a
                                        Director     of     Kimberly-Clark
                                        Corporation   (consumer  products)
                                        and the Federal  Reserve  System's
                                        Kansas City  Reserve  Bank;  and a
                                        Member of the Business Roundtable.

 Leroy C. Richie (60)    2001-2004;     CHAIRMAN   AND   CHIEF   EXECUTIVE           60                None
        DIRECTOR        2000 to Date    OFFICER,  Q  STANDARDS  WORLDWIDE,
                                        INC.,  BIRMINGHAM, MI (LIBRARY  OF
                                        TECHNICAL  STANDARDS).  Mr. Richie
                                        is a  Director  or Trustee of each
                                        of the investment companies of the
                                        Seligman Group of Funds,+ with the
                                        exception    of   Seligman    Cash
                                        Management Fund, Inc. He is also a
                                        Director of Kerr-McGee Corporation
                                        (a diversified energy company) and
                                        Infinity,   Inc.   (oil   and  gas
                                        services     and     exploration);
                                        Chairman of Highland Park Michigan
                                        Economic Development Corp; Trustee
                                        of New York  University Law Center
                                        Foundation;  and Vice  Chairman of
                                        the Detroit Medical Center. He was
                                        formerly    Chairman   and   Chief
                                        Executive   Officer   of   Capital
                                        Coating     Technologies,     Inc.
                                        (applied  coating   technologies);
                                        and  Vice  President  and  General
                                        Counsel, Automotive Legal Affairs,
                                        of Chrysler Corporation.

                           TERM OF                                               NUMBER OF     OTHER DIRECTORSHIPS
                           OFFICE                                              PORTFOLIOS IN     HELD BY DIRECTOR
                             AND                                               FUND COMPLEX       NOT DISCLOSED
NAME (AGE) AND POSITION   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN        UNDER PRINCIPAL
   WITH CORPORATION*     TIME SERVED    PAST 5 YEARS AND OTHER INFORMATION      BY DIRECTOR        OCCUPATION(S)
-----------------------  -----------    ----------------------------------    --------------   ------------------
 James Q. Riordan (74)   2000-2003;     DIRECTOR,  VARIOUS  ORGANIZATIONS,           61                None
       DIRECTOR         1989 to Date    STUART,   FL.  Mr.  Riordan  is  a
                                        Director or Trustee of each of the
                                        investment    companies   of   the
                                        Seligman  Group of  Funds.+  He is
                                        also a Director  or Trustee of The
                                        Houston  Exploration  Company (oil
                                        exploration), The Brooklyn Museum,
                                        KeySpan  Corporation  (diversified
                                        energy and  electric  company) and
                                        the    Committee    for   Economic
                                        Development.  He was formerly Vice
                                        Chairman   of  Mobil   Corporation
                                        (petroleum  and   petrochemicals);
                                        Co-Chairman  of the Policy Council
                                        of the Tax Foundation;  a Director
                                        and     President    of    Bekaert
                                        Corporation    (high-grade   steel
                                        cord, wire and fencing  products);
                                        and a Director of Tesoro Petroleum
                                        Companies,   Inc.,   Dow  Jones  &
                                        Company,    Inc.   (business   and
                                        financial  news)  and  the  Public
                                        Broadcasting Service (PBS).

 Robert L. Shafer (69)   2000-2003;     RETIRED  VICE  PRESIDENT OF PFIZER           61                None
       DIRECTOR         1991 to Date    INC.,           NEW       YORK, NY
                                        (PHARMACEUTICALS).  Mr. Shafer  is
                                        a  Director  or Trustee of each of
                                        the  investment  companies  of the
                                        Seligman  Group of  Funds.+ He was
                                        formerly     a     Director     of
                                        USLIFE Corporation           (life
                                        insurance).

                           TERM OF                                               NUMBER OF     OTHER DIRECTORSHIPS
                           OFFICE                                              PORTFOLIOS IN     HELD BY DIRECTOR
                             AND                                               FUND COMPLEX       NOT DISCLOSED
NAME (AGE) AND POSITION   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN        UNDER PRINCIPAL
   WITH CORPORATION*     TIME SERVED    PAST 5 YEARS AND OTHER INFORMATION      BY DIRECTOR        OCCUPATION(S)
-----------------------  -----------    ----------------------------------    --------------   ------------------
INTERESTED DIRECTORS

William C. Morris** (64) 2000-2003;     CHAIRMAN,  J. & W.  SELIGMAN & CO.           61                None
 DIRECTOR, CHAIRMAN OF  1988 to Date    INCORPORATED,  NEW YORK,  NY.  Mr.
  THE BOARD AND CHIEF                   Morris  is   Chairman   and  Chief
   EXECUTIVE OFFICER                    Executive  Officer  of each of the
                                        investment    companies   of   the
                                        Seligman Group of Funds;+ Chairman
                                        of  Seligman  Advisors,  Inc.  and
                                        Seligman  Services,  Inc.;  and  a
                                        Director of Seligman Data Corp. He
                                        is also Chairman of Carbo Ceramics
                                        Inc.   (manufacturer   of  ceramic
                                        proppants    for   oil   and   gas
                                        industry);   and  a  Director   of
                                        Kerr-McGee      Corporation     (a
                                        diversified energy company).

Brian T. Zino** (49)    2001-2004;      DIRECTOR  AND  PRESIDENT,  J. & W.           61                None
    DIRECTOR AND     Dir.: 1993 to Date SELIGMAN & CO.  INCORPORATED,  NEW
      PRESIDENT      Pres.:1995 to Date YORK, NY. Mr. Zino is President of
                                        each  of the investment  companies
                                        of the  Seligman  Group of Funds,+
                                        with  the  exception  of  Seligman
                                        Quality  Municipal  Fund, Inc. and
                                        Seligman  Select  Municipal  Fund,
                                        Inc.  He is  also  a  Director  or
                                        Trustee of each of the  investment
                                        companies of the Seligman Group of
                                        Funds;  Chairman of Seligman  Data
                                        Corp.;  and a Director of Seligman
                                        Advisors,    Inc.   and   Seligman
                                        Services, Inc. He is also a Member
                                        of the Board of  Governors  of the
                                        Investment Company Institute;  and
                                        Vice   Chairman   of  ICI   Mutual
                                        Insurance Company.


----------

 + The Seligman Group of Funds consists of twenty-three registered investment companies, including the Corporation.

 * The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

BENEFICIAL OWNERSHIP OF SHARES OF THE CORPORATION AND FUNDS OF COMPLEX

     As of January 31, 2002, each Director (or Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                                      AGGREGATE DOLLAR RANGE OF
                                    DOLLAR RANGE       SHARES OWNED BY DIRECTOR
                                  OF COMMON SHARES     OR NOMINEE OF ALL FUNDS
                                 OWNED BY DIRECTOR    OVERSEEN OR TO BE OVERSEEN
                                   OR NOMINEE OF      BY DIRECTOR OR NOMINEE OF
NAME OF DIRECTOR (OR NOMINEE)     THE CORPORATION      SELIGMAN GROUP OF FUNDS
-----------------------------     ---------------      -----------------------

INDEPENDENT DIRECTORS/NOMINEES

John R. Galvin                    $10,001-$50,000         $50,001-$100,000
Alice S. Ilchman                    Over $100,000            Over $100,000
Frank A. McPherson                  Over $100,000            Over $100,000
John E. Merow                       Over $100,000            Over $100,000
Betsy S. Michel                   $10,001-$50,000            Over $100,000
Leroy C. Richie                   $10,001-$50,000          $10,001-$50,000
James Q. Riordan                    Over $100,000            Over $100,000
Robert L. Shafer                 $50,001-$100,000            Over $100,000
James N. Whitson                    Over $100,000            Over $100,000

INTERESTED DIRECTORS/NOMINEES

Paul C. Guidone                        None               $50,001-$100,000
William C. Morris                  Over $100,000             Over $100,000
Brian T. Zino                      Over $100,000             Over $100,000

     As  of  January  31,  2002,   all  Directors  (and  Nominees)  as  a  group
beneficially owned more than $9 million of the Corporation's Common Stock.

     At March 21, 2002, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock.

BOARD COMMITTEES

     The Board of Directors met seven times during 2001. The standing committees of the Board include the Board Operations Committee, Audit Committee and
Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

     BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met five times in 2001. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Richie, Shafer and Whitson, Dr. Ilchman and Ms. Michel. As a result of Mr. Pitney's retirement at the 2002 Annual Meeting, he will no longer serve as a Committee member following this Meeting.

     AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met three times in 2001. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel. The report of the Audit Committee, as approved on March 21, 2002, is attached to this Proxy Statement as Appendix 1.

     DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met one time in 2001. Members of this Committee are Messrs. Shafer (Chairman), McPherson, Pitney and Riordan and Dr. Ilchman. As a result of Mr. Pitney's retirement at the 2002 Annual Meeting, he will no longer serve as a Committee member following this Meeting.

EXECUTIVE OFFICERS OF THE CORPORATION

     Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

NAME (AGE) AND POSITION    TERM OF OFFICE AND         PRINCIPAL OCCUPATION
 WITH THE CORPORATION    LENGTH OF TIME SERVED*      DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Ben-Ami Gradwohl (43)         2001 to Date      Mr.   Gradwohl   is  a  Managing
VICE PRESIDENT AND CO-                          Director  of  the   Manager,   a
PORTFOLIO MANAGER                               position   he  has  held   since
                                                January   2000.   He   is   Vice
                                                President    and    Co-Portfolio
                                                Manager of Seligman Common Stock
                                                Fund,   Inc.,   Seligman  Income
                                                Fund,    Inc.    and    Seligman
                                                Tax-Aware  Fund,  Inc.; and Vice
                                                President       of      Seligman
                                                Portfolios,   Inc.  Co-Portfolio
                                                Manager of its  Seligman  Common
                                                Stock   Portfolio  and  Seligman
                                                Income  Portfolio.  Mr. Gradwohl
                                                was formerly a Portfo Manager at
                                                Nicholas-Applegate       Capital
                                                Management from 1996 to 1999.

David Guy (43)                2001 to Date      Mr. Guy is a  Managing  Director
VICE PRESIDENT AND CO-                          of the  Manager,  a position  he
PORTFOLIO MANAGER                               has held since  January 2000. He
                                                is    Vice     President     and
                                                Co-Portfolio Manager of Seligman
                                                Common    Stock   Fund,    Inc.,
                                                Seligman  Income Fund,  Inc. and
                                                Seligman  Tax-Aware Fund,  Inc.;
                                                and Vice  President  of Seligman
                                                Portfolios,  Inc. and  Co-Portfo
                                                Manager of its  Seligman  Common
                                                Stock   Portfolio  and  Seligman
                                                Income  Portfolio.  Mr.  Guy was
                                                formerly  a  Portfolio  Manager,
                                                Systema   Investment  Group,  at
                                                Nicholas-Applegate       Capital
                                                Management from 1997 to 1999.

Charles W. Kadlec (56)        1996 to Date      Mr.   Kadlec   is   a   Managing
VICE PRESIDENT                                  Director   of  the  Manager  and
                                                Chief  Investment  Strategist of
                                                Seligman Advisors, Inc.

NAME (AGE) AND POSITION    TERM OF OFFICE AND         PRINCIPAL OCCUPATION
 WITH THE CORPORATION    LENGTH OF TIME SERVED*      DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Lawrence P. Vogel (45)     VP: 1992 to Date;    Mr.   Vogel   is   Senior   Vice
VICE PRESIDENT AND        Treas: 2000 to Date   President     and     Treasurer,
TREASURER                                       Investment  Companies,   of  the
                                                Manager    and   is   the   Vice
                                                President  and Treasurer of each
                                                of the  investment  companies of
                                                the Seligman  Group of Funds and
                                                of  Seligman  Data Corp.  He was
                                                formerly  Senior Vice President,
                                                Finance,    of   the    Manager,
                                                Seligman   Advisors,   Inc.  and
                                                Seligman   Data   Corp.;    Vice
                                                President   and   Treasurer   of
                                                Seligman  International,   Inc.;
                                                Vice   President   of   Seligman
                                                Services, Inc.; and Treasurer of
                                                Seligman Henderson Co.

Thomas G. Rose (44)           2000 to Date      Mr.    Rose   is   Senior   Vice
VICE PRESIDENT                                  President,   Finance,   of   the
                                                Manager, Seligman Advisors, Inc.
                                                and  Seligman  Data Corp.  since
                                                May 2000. He is a Vice President
                                                of   each   of  the   investment
                                                companies of the Seligman  Group
                                                of   Funds.   He  is  also  Vice
                                                President       of      Seligman
                                                International, Inc. and Seligman
                                                Services,  Inc. Formerly, he was
                                                Treasurer   of   each   of   the
                                                investment   companies   of  the
                                                Seligman   Group  of  Funds  and
                                                Seligman Data Corp.

Frank J. Nasta (37)           1994 to Date      Mr.  Nasta is  General  Counsel,
SECRETARY                                       Senior Vice  President,  Law and
                                                Regulation     and     Corporate
                                                Secretary of the Manager.  He is
                                                Secretary   of   each   of   the
                                                investment   companies   of  the
                                                Seligman  Group of Funds.  He is
                                                also   Corporate   Secretary  of
                                                Seligman     Advisors,     Inc.,
                                                Seligman     Services,     Inc.,
                                                Seligman International, Inc. and
                                                Seligman   Data  Corp.   He  was
                                                formerly Corporate  Secretary of
                                                Seligman Henderson Co.

----------
  * All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Corporation who are not employees of the Manager or its affiliates each receive from the Corporation retainer fees of $13,400 per year. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the year ended December 31, 2001 were as follows:

   NUMBER OF DIRECTORS   CAPACITY IN WHICH REMUNERATION    AGGREGATE DIRECT
        IN GROUP                  WAS RECEIVED               REMUNERATION
   ------------------    ------------------------------    ----------------

          10          Directors and Members of  Committees     $284,471

     Director's attendance, retainer and/or committee fees paid to each Director during 2001 were as follows:






                                     PENSION OR RETIREMENT
                      AGGREGATE        BENEFITS ACCRUED      TOTAL COMPENSATION
                    COMPENSATION          AS PART OF        FROM CORPORATION AND
NAME              FROM CORPORATION   CORPORATION EXPENSES       FUND COMPLEX*
---------------  -----------------   ---------------------  --------------------

John R. Galvin         $30,794                -0-                 $94,500
Alice S. Ilchman        28,642                -0-                  88,500
Frank A. McPherson      28,628+               -0-                  90,000
John E. Merow           30,794                -0-                  94,500
Betsy S. Michel         28,664                -0-                  91,500
James C. Pitney         27,577+               -0-                  87,000
Leroy C. Richie         28,679                -0-                  90,000
James Q. Riordan        25,500                -0-                  87,000
Robert L. Shafer        27,541                -0-                  85,500
James N. Whitson        27,652+               -0-                  93,000
                     ---------
                      $284,471
                     =========

----------
  * In fiscal year 2001, there were 23 investment companies in the Seligman Group of Funds.

  + Mr. Merow, who had deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2001 of $89,037 in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1983 up to 1993, had a balance as of December 31, 2001 of $64,266 in his deferred plan account, including earnings. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds. As of December 31, 2001, Mr. Whitson had a balance of $196,196 in his deferred plan account, including earnings.

     No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

     The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the Nominees.

 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE CORPORATION.

                    B. RATIFICATION OF SELECTION OF AUDITORS
                    ----------------------------------------
                                  (Proposal 2)


     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Corporation and provided tax-related services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager and Seligman Data Corp., the stockholder service agent for the Corporation, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

     In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.


                      FEES FOR SERVICES TO THE CORPORATION

     AUDIT FEES. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $76,500.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $2,000 for tax-related services.


              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.


   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS
                              OF THE CORPORATION.

                                C. OTHER MATTERS
                                ----------------

     The Corporation has received one proposal from a Stockholder for inclusion in this year's proxy materials, which is set forth below. The Corporation will provide the name and address of such Stockholder and the number of shares of the Corporation's Common Stock owned by him upon receiving an oral or written request.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE
      AGAINST THE STOCKHOLDER PROPOSAL. THE BOARD'S REASONING IS SET FORTH FOLLOWING THE PROPOSAL IN A STATEMENT OF OPPOSITION, WHICH STOCKHOLDERS ARE
                            URGED TO READ CAREFULLY.

     Stockholder Proposal

     RESOLVED, that the shareholders of Tri-Continental, assembled in annual meeting in person and by proxy recommend that the board of directors terminate the investment advisory agreement between Tri-Continental Corporation and J. &
W. Seligman & Co., Inc. when the current agreement expires, and at such time solicit offers from selected investment advisors including Seligman, to evaluate the cost and ability of the candidates to perform for the benefit of the shareholders.

     At the same time, the shareholders recommend that the board undertake a comprehensive study of the cost of operating this fund with a view to lowering the compensation to any fund manager in the future.

     The Stockholder has submitted the following statement in support of his proposal:

     The market price of Tri-Continental stock on December 31, 2000, was $21.1875. On October 1st, 2001, it was $18.25 a decline of $2.93 or 13.86%.
Dividends and capital gains paid during this period amounted to $0.21 and $0.103 per share, respectively, reducing the loss modestly.

     For the year 2001, the total market price per share declined 5.2%. More importantly, the market price total return over the past five years to December 31, 2001, was 8.8%. The return of the S&P 500 was 10.7% for that period. For the ten-year period ended December 31, 2001, Tri- Continental's return was 8.9%. The S&P 500 was 12.9%.

     The S&P 500 is Tri-Continental's own benchmark, yet they can't meet or beat that standard.

     For this management, we paid $15,389,779 in direct compensation to Seligman and $5,748,768 for other expenses in the year 2000. About one-third of the total investment income of the fund. And this amounted to 0.54% of the average net investment assets.

     Adam's Express, another similar closed-in fund, paid total annual expenses of 0.24% for that same year. Adam's Express five-year annual average return to December 31, 2001 is 12.6% based on market price. As stated above,
Tri-Continental's is 8.8%. Remember Mr. John C. Bogle's statement on mutual funds that I included in last year's proposal.

     "THE INVESTMENT COMPANY ACT OF 1940 WARNS AGAINST ORGANIZING OPERATING AND MANAGING FUNDS FOR THE INTEREST OF THE INVESTMENT ADVISORS RATHER THAN THE INTEREST OF THE SHAREHOLDERS."

     Mr. Bogle is the founder and former chairman and chief executive officer of The Vanguard Group, Inc. and a well-known advocate of indexing and low-cost management fees for all mutual funds.

     While there are many reasons for less than superior performance, I believe we should do better. A racehorse performance would be great. I'd settle for a workhorse, but I'm afraid we have an also ran.

     Passive shareholders make passing a management-opposed proposal difficult. A positive vote by active shareholders will encourage directors to fulfill their moral and fiduciary responsibilities to us. A 73-year relationship should not influence directors to renew a contract.

     11,672,616 shares voted in favor of essentially the same proposal last year. If we get a substantial increase in shares voting for this proposal this year and performance of the fund is inadequate, in my opinion I will look into the possibility of running for a board seat myself. Then we would have a truly independent director dedicated to improving the performance of the fund for the benefit of the shareholders.

     Please vote yes.

                                   ----------
                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL
                        FOR THE REASONS SET FORTH BELOW.

     This stockholder proposal, if adopted, would recommend, among other things, that the Board of Directors terminate the Corporation's 73-year relationship with the Manager. For the reasons set forth below, the Board believes that this proposal is inappropriate and adverse to the interests of the Corporation and its stockholders, and strongly urges its defeat.

     Tri-Continental has benefited from its long association with J. & W. Seligman & Co. Incorporated. Today, Tri-Continental is the largest publicly-traded, diversified closed-end equity investment company, with approximately $3.0 billion in assets. For the ten years ended December 31, 2001, an investment in the Corporation's Common Stock returned 10.18% based on net asset value and 8.92% based on market price. For the five years ended December 31, 2001, the Corporation's average annual returns were 7.75% based on net asset value and 8.78% based on market price, and for the one year ended December 31, 2001, the Corporation's average annual returns were -10.20% based on net asset value and -5.22% based on market price. All these returns assume the investment of capital gains and dividends. Distributions to stockholders as a percentage of average net asset value have averaged 5.9%, 11.6% and 10.5% for the past 1, 5 and 10 calendar year periods, respectively.

     The proponent observes that an investment in the Corporation's Common Stock returned -5.2% during 2001. This decline must be placed in perspective with the declines experienced across the U.S. equity markets in 2001, in which the Dow Jones Industrial Average ("DJIA") returned -7.10%, the Standard & Poor's 500 Index ("S&P 500") returned -11.88% and the Nasdaq Composite Index returned -21.05%. Viewed in the context of this continuing downturn in the mar-kets, Tri-Continental's performance in 2001 was remarkably stable, outperforming the DJIA, the Nasdaq Composite and the S&P 500 for the year. The proponent made certain comparisons of the Corporation's performance to Adams Express, but fails to note that Adams Express returned -24.7% based on both net asset value and market price in 2001. Most importantly, however, the Corporation's long-term investment results continue to be competitive, which is consistent with its objective to produce future growth of both capital and income, while providing reasonable current income.

     The proponent observes that Tri-Continental's total expense ratio in 2000 of 0.54% (which includes both the management fee paid to the Manager and all other expenses incurred by the Corporation) was higher than the total expense ratio of Adams Express for the same period. However, the Corporation's expense ratio was the second lowest of the nine closed-end investment companies in Tri-Continental's peer group, the Lipper Growth and Income Funds Average. It was also well below the highest expense ratio of 2.55% and the average expense ratio of 1.13% for those nine investment companies.

     The proposal would recommend that the Board undertake a study of the Corporation's operating costs with a view to reducing the compensation of any future manager. However, the Board considers extensive amounts of information, including comparative information regarding the advisory fees, performance and expense ratios of other closed-end and open-end investment companies having similar investment objectives, during the course of its annual review of the Corporation's management agreement with the Manager (the "Management Agreement"). Thus, review of the Corporation's "operating costs", and consideration of the continued appropriateness of the fee rate in the Management Agreement in light of all relevant circumstances (including whether it should be reduced), is already being carefully and regularly done by the Board.

     Each November the Board of Directors considers whether the Management Agreement should be continued for another one-year period, as required by law. Under the Investment Company Act of 1940, the Manager has a duty to provide, and the Directors have a duty to request, all information relevant to making their determination on the continuance of the Management Agreement. This process, and the diligence with which the Board undertakes its responsibilities, ensures a careful and thorough review of the Management Agreement every year. The independent Directors, who have no affiliation with the Manager and constitute a significant majority of the Directors, meet and vote separately, and consult with their independent legal counsel, on this important matter.

     The Directors view their annual consideration of the continuance of the Management Agreement to be one of their most important duties, and, as noted above, make their decision on this matter only after careful consideration of extensive amounts of information, including comparative information regarding the advisory fees, performance and expense ratios of other closed-end and open-end investment companies having similar investment objectives. Approval of this stockholder proposal, six months in advance of the Board's deliberations at their November 2002 meeting, would inappropriately and prematurely seek to influence the Directors in their decision, which must be made after exercising their business judgment on the basis of the then-available relevant information.

     The proponent suggests that stockholders second-guess the Management Agreement review by the Directors they have elected by recommending that the Directors terminate the agreement at year-end and embark on a process that would involve soliciting bids from investment managers, selecting a manager from among them, negotiating a new management agreement and obtaining stockholder approval of this agreement. All of this would involve considerable expense to the Corporation and a period of disruption and uncertainty for the Corporation's operations. During this time, your investment in the Corporation could be harmed.

     The proponent cites a statement by a well-known advocate of index funds regarding one of the central concerns underlying the enactment of the Investment Company Act - that investment companies be operated in the interest of shareholders rather than their investment advisers. Indeed, it is precisely because of the potential for conflicts of interest between investment companies and their investment advisers that the Investment Company Act requires the Board of Directors to undertake annually the comprehensive review described above in connection with the continuance of the Management Agreement. As noted above, the Directors regard the fulfillment of this statutory obligation as one of their most important duties.

     Ultimately, the proposal seeks to have the Corporation's Board of Directors perform a review of Tri-Continental's operating costs and its arrangements with its Manager that is similar in many respects to the comprehensive and comparative review that they do each year, but in a manner that is significantly more expensive and disruptive to the Corporation's business. Accordingly, the Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and its stockholders.

     This proposal will not be adopted unless it receives the affirmative votes of the holders of a majority of the votes cast on such proposal. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, proxies will be voted AGAINST approval of the proposal.

                                   ----------

     The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation first received notice after March 3, 2002. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 18, 2002.

     Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2003, must be received by the Corporation no later than December 20, 2002. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than February 15, 2003 and no later than March 17, 2003 to be eligible for presentation at the May 2003 Annual Meeting.

                                   D. EXPENSES
                                   -----------

     The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile or telegraph by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, N.Y. 10022 to assist in soliciting for a fee of $4,000 plus expenses.


                            By order of the Board of Directors,

                                      /s/ Frank J. Nasta

                                                      Secretary

                                   ----------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                   APPENDIX 1

                           TRI-CONTINENTAL CORPORATION
                               (THE "CORPORATION")
                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Corporation's financial reporting process. The Committee operates pursuant to a charter that was last amended and restated by the Board on March 15, 2001. As set forth in the charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation's auditors are in fact "independent."

                                      1-i

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report for the year ended December 31, 2001.



                        SUBMITTED BY THE AUDIT COMMITTEE
                     OF THE CORPORATION'S BOARD OF DIRECTORS

John R. Galvin
John E. Merow
Betsy S. Michel
Leroy C. Richie
James N. Whitson


As approved on March 21, 2002.


                                      1-ii
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


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


                                                                 Tri-Continental
                                                                     Corporation






                                             NOTICE OF ANNUAL MEETING
                                                      OF STOCKHOLDERS
                                                      AND
                                                      PROXY STATEMENT







                                             -----------------------------------
                                               TIME:   MAY 16, 2002
                                                       8:30 A.M.
                                             -----------------------------------




                                                PLACE: HILTON HOTEL
                                                       200 TICE BOULEVARD
                                                       WOODCLIFF LAKE,
                                                       NEW JERSEY 07677


                                             PLEASE  DATE,  FILL IN AND SIGN THE
                                             ENCLOSED  FORM OF PROXY AND MAIL IT
                                             IN  THE  ENCLOSED  RETURN  ENVELOPE
                                             WHICH REQUIRES NO POSTAGE IF MAILED
                                             IN THE UNITED STATES.



    Tri-Continental Corporation


            MANAGED BY
         [SELIGMAN LOGO]
      J. & W. SELIGMAN & CO.
           INCORPORATED
 INVESTMENT MANAGERS AND ADVISORS
         ESTABLISHED 1864
100 PARK AVENUE, NEW YORK, NY 10017

PROXY                      TRI-CONTINENTAL CORPORATION                    COMMON
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 16, 2002 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.

--------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES
                   AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.


1.  ELECTION OF DIRECTORS
    NOMINEES: Paul C. Guidone, John E. Merow, Betsy S. Michel and James N.
              Whitson

    [ ] FOR              [ ] WITHHOLD         [ ] WITHHOLDING AUTHORITY
        all nominees         all nominees         for individual nominees listed

    -----------------------------


2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

    [ ] FOR              [ ] AGAINST          [ ] ABSTAIN


3. Stockholder proposal relating to termination of investment management agreement.

    [ ] FOR              [ ] AGAINST          [ ] ABSTAIN


DATED ________________________________ , 2002


_____________________________________________
Signature

_____________________________________________
Signature (if jointly held)
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED
IN CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A
REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.


YOUR VOTE IS IMPORTANT: Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.

PROXY                      TRI-CONTINENTAL CORPORATION                 PREFERRED
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 16, 2002 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.

--------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES
                   AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.


1.  ELECTION OF DIRECTORS
    NOMINEES: Paul C. Guidone, John E. Merow, Betsy S. Michel and James N.
              Whitson

    [ ] FOR              [ ] WITHHOLD         [ ] WITHHOLDING AUTHORITY
        all nominees         all nominees         for individual nominees listed

    -----------------------------


2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

    [ ] FOR              [ ] AGAINST          [ ] ABSTAIN


3. Stockholder proposal relating to termination of investment management agreement.

    [ ] FOR              [ ] AGAINST          [ ] ABSTAIN


DATED ________________________________ , 2002


_____________________________________________
Signature

_____________________________________________
Signature (if jointly held)
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED
IN CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A
REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.


YOUR VOTE IS IMPORTANT: Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.